UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

180 Life Sciences Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

December [●], 2023

To Our Stockholders:

The Board of Directors (“Board”) and officers of 180 Life Sciences Corp., a Delaware corporation (the “Company”), join us in extending to you a cordial invitation to attend a special meeting of our stockholders, which we refer to as the special meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Friday, February 16, 2024
Time:	9:00 a.m. Pacific Time
Virtual Meeting Site:	https://agm.issuerdirect.com/ATNF

You will not be able to attend the special meeting physically. The special meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the special meeting via the Internet by logging in at https://agm.issuerdirect.com/ATNF (please note this link is case sensitive), with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the special meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the special meeting with your Request ID. Details regarding the business to be conducted are more fully described in the accompanying Notice of Special meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about December [●], 2023, to our stockholders of record as of the close of business on December 18, 2023. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the special meeting.

The Notice of Special meeting and Proxy Statement, is also available at https://www.iproxydirect.com/ATNF (please note this link is case sensitive). Stockholders may also request a copy of the proxy statement by contacting our main office at (650) 507-0669.

In connection with the special meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the special meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting. The attached Notice of Special meeting and the Proxy Statement describe the business to be considered and acted upon by the stockholders at the special meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the special meeting, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the special meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

Our Board of Directors encourages your participation in 180 Life Sciences Corp.’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the proxy statement.

We look forward to seeing you on Friday, February 16, 2024. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Marc Feldmann	/s/ Lawrence Steinman
Prof. Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman

Important Notice Regarding the Availability of Proxy Materials for the Virtual Special meeting of Stockholders to Be Held on February 16, 2024.

Our proxy statement is available at the following cookies-free website that can be accessed anonymously: https://agm.issuerdirect.com/ATNF (please note this link is case sensitive). Stockholders may also vote prior to the meeting at www.iproxydirect.com/ATNF (please note this link is case sensitive).

180 LIFE SCIENCES CORP.
3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON Friday, February 16, 2024

To the Stockholders of 180 Life Sciences Corp.:

We are pleased to provide you notice of, and to invite you to attend, the special meeting of the stockholders of 180 Life Sciences Corp., a Delaware corporation (“180 Life”, the “Company”, “we” and “us”), which will be held on Friday, February 16, 2024, at 9:00 a.m., Pacific Time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the special meeting, or the “Meeting”. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/ATNF (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, beginning on page 1. The special meeting is being held for the following purposes:

1.	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to approve a reverse stock split of the Company’s outstanding common stock. Approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-four to one-for-forty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to February 16, 2025 (the “Reverse Split Proposal”).

2.	To approve the adoption of the Second Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan. The Board of Directors recommends that you approve and ratify the Second Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the “Equity Plan Proposal”).

3.	To approve the issuance of more than 19.99% of our outstanding common stock upon the exercise of certain warrants. To approve the issuance of shares of our common stock, $0.0001 par value per share, in excess of 19.99% of the issued and outstanding shares of our common stock, upon the exercise of pre-funded warrants to purchase up to 4,886,878 shares of common stock, with an exercise price of $0.0001 per share; and warrants to purchase up to 18,128,196 shares of common stock, with an exercise price of $0.17 per share, at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”).

4.	To approve the adjournment of the special meeting, if necessary. Approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Reverse Split Proposal and/or Nasdaq Proposal (the “Adjournment Proposal”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS ONE, TWO, THREE AND FOUR.

No proposal is contingent on the approval of any other proposal disclosed above.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the special meeting. Our Board of Directors has fixed the close of business on December 18, 2023, as the record date for determining those stockholders entitled to vote at the special meeting and any adjournment or postponement thereof. Accordingly, only common and preferred stock stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the special meeting.

We cordially invite you to attend the special meeting. However, to ensure your representation at the special meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, notice of the availability of which is first being mailed to stockholders on or about December [●], 2023, is also available at https://www.iproxydirect.com/ATNF (please note this link is case sensitive). Stockholders may also request a copy of the proxy statement by contacting our main office at (650) 507-0669.

Even if you plan to attend the special meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the special meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683).

By Order of the Board of Directors:

/s/ Marc Feldmann	/s/ Lawrence Steinman
Prof. Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman

Palo Alto, California
December [●], 2023

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

i

Appendix A – Form of Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of 180 Life Sciences Corp.	A-1

Appendix B – Second Amendment to 180 Life Sciences Corp. 2022 Omnibus Incentive Plan	B-1

ii

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

180 Life Sciences Corp. (“we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at a special meeting of stockholders, which we refer to as our special meeting, or the “Meeting”, to be held on Friday, February 16, 2024 at 9 a.m., Pacific time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/ATNF (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, beginning on page 1.

These materials were first sent or given to stockholders on or about December [●], 2023. You are invited to attend the special meeting online and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the special meeting, the voting process and certain other required information. If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the special meeting.

Instructions For The Virtual Special meeting

The special meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/ATNF (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the special meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions During the Special meeting

We plan to hold a question-and-answer session with management immediately following the conclusion of the business to be conducted at the special meeting.

You may submit a question at any time during the meeting by following the instructions provided in the meeting portal at the address described above. The Chair of the meeting has broad authority to conduct the special meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the special meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the special meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials via the Internet at https://www.iproxydirect.com/ATNF (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its special meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the special meeting if you were a stockholder of record as of the close of business on December 18, 2023 (the “Record Date”).

At the close of business on the Record Date, there were (a) 10,023,455 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our preferred Class C Special Voting Shares outstanding; and (d) 1 share of our preferred Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 0 voting shares in aggregate; and the Class K Special Voting Shares vote 264 voting shares in aggregate. As a result, we had an aggregate of 10,023,719 total voting shares as of the Record Date.

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our special meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for” Proposals One, Two, Three and Four, or otherwise determined by the proxies.

The only matters that we expect to be presented at our special meeting are set forth in the notice of special meeting. If any other matters properly come before our special meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual special meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal in the absence of your instruction. For a proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a broker or other nominee submits a proxy to vote on at least one “routine” proposal and indicates that it does not have, or is not exercising, voting authority on matters deemed “non-routine.” Broker non-votes will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted. Under the applicable rules governing such brokers, we believe Proposal 1 is likely to be considered a “routine” item; however, if such proposal is deemed to be “non-routine” as described above, there will be no broker non-votes cast. If there are no broker non-votes and if you do not provide voting instructions to your broker, bank or other nominee, your shares will not count towards achieving a quorum.

A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

The presence of a stockholder at our special meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the special meeting to the Corporate Secretary, 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our special meeting or by submitting a later dated proxy by the Internet or telephone prior to the special meeting; or

●	attending our special meeting and voting by following the instructions available on the meeting website during the meeting.

Meeting Time and Location: Virtual Special meeting

Attendance at the special meeting is limited to holders of record of our common stock and preferred stock at the close of business on the record date, December 18, 2023, and our guests. You will be asked to provide your control number in order to be admitted into the special meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the special meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the special meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the special meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to approve a reverse stock split of the Company’s outstanding common stock.	The votes cast for the amendment exceed the votes cast against the amendment	Yes
2	Adoption of the Second Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan.	Affirmative vote of a majority of the votes cast on the proposal	No
3	Approval of the issuance of more than 19.99% of our outstanding common stock upon the exercise of certain warrants.	Affirmative vote of a majority of the votes cast on the proposal	No
4	Approval of the adjournment of the special meeting, if necessary.	Affirmative vote of a majority of the votes cast on the proposal	No

*	See also “Quorum”, below.

Approval of Proposal 1 requires that the votes cast for the amendment exceed the votes cast against the amendment pursuant to Delaware General Business Law Section 252(d)(2), which provides that an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, and (B) at a duly called meeting of stockholders, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment.

Approval of Proposals 2, 3 and 4, require the affirmative vote of a majority of the votes cast on such proposals present in person or represented by proxy at the special meeting and entitled to vote thereon, provided that a quorum exists at the special meeting.

Votes cast “against” Proposals 1, 2, 3 and 4, will count against the approval of such proposals. Abstentions and broker non-votes will not be counted as votes cast, but will be counted as shares present in person or represented by proxy at the meeting and entitled to vote thereon, and will therefore have no effect on such proposals. Broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where shareholders have not provided discretionary authority, and as such will have no effect on these proposals.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on any issues requiring approval of a majority of the votes cast at the special meeting or in connection with whether any proposal receives more votes cast in favor of such proposal versus against such proposal.

Quorum

In order for us to satisfy our quorum requirements, the holders of at least one-third of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to approve a reverse stock split of the Company’s outstanding common stock (Proposal 1)(the “Reverse Split Proposal”).

●	“FOR” approval of the Second Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (Proposal 2)(the “Equity Plan Proposal”).

●	“FOR” approval of the issuance of more than 19.99% of our outstanding common stock upon the exercise of certain warrants (Proposal 3)(“Nasdaq Proposal”).

●	“For” approval of the adjournment of the special meeting, if necessary (Proposal 4)(“Adjournment Proposal”).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay Issuer Direct Corporation a fee not to exceed $10,000 plus costs and expenses. In addition, Issuer Direct Corporation and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election for the special meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the special meeting will be available at our principal executive offices, for any purpose germane to the special meeting, during ordinary business hours, for a period of ten days prior to the special meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the special meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement in the future, or if you are receiving multiple copies of the Proxy Statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (650) 507-0669 or by sending a written request to our Corporate Secretary at our principal executive offices at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, or a stockholder may make a request by calling our Investor Relations at (650) 507-0669.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 3, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the special meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

BACKGROUND OF THE COMPANY

On November 6, 2020, the Company (formerly known as KBL Merger Corp. IV (prior to the closing of the Business Combination (defined below), sometimes referred to herein as “KBL”) consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders, where the stockholders of the Company considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among the Company, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Merger became effective on November 6, 2020 (the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV (the Company) changed its name to 180 Life Sciences Corp.

REVERSE STOCK SPLIT

On December 15, 2022, at a Special Meeting of the stockholders of the Company, the stockholders of the Company approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-four to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 15, 2023 (the “Stockholder Authority”). On December 15, 2022, the Company’s Board of Directors, with the Stockholder Authority, approved an amendment to our Second Amended and Restated Certificate of Incorporation to affect a reverse stock split of our common stock at a ratio of 1-for-20 (the “Prior Reverse Stock Split”).

Immediately after the Special Meeting and the approval thereof by the Board, on December 15, 2022, we filed a Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Prior Reverse Stock Split.

Pursuant to the Certificate of Amendment, the Prior Reverse Stock Split became effective on December 19, 2022 at 12:01 a.m. Eastern Time. The Certificate of Amendment did not reduce the number of authorized shares of our common stock, nor alter the par value of our common stock or modify any voting rights or other terms of our common stock.

No fractional shares were issued in connection with the Prior Reverse Stock Split and stockholders of record who otherwise would be entitled to receive fractional shares, were instead entitled to have their fractional shares rounded up to the nearest whole share.

The effects of the 1-for-20 Prior Reverse Stock Split have been retroactively reflected throughout this Proxy Statement.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “180 Life”, “180LS” and “180 Life Sciences Corp.” refer specifically to 180 Life Sciences Corp. and its consolidated subsidiaries. References to “KBL” refer to the Company prior to the November 6, 2020 Business Combination.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“CAD” refers to Canadian dollars;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“£” or “GBP” refers to British pounds sterling;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, the outcome of trials and our ability to market and commercialize future products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

REFERENCES TO ADDITIONAL INFORMATION

You may request a copy of this proxy statement from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603
(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock, Class C Special Voting Shares, and Class K Special Voting Shares, at the close of business on the Record Date, will be entitled to vote at the special meeting, on all matters properly presented at the special meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were (a) 10,023,455 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our Class C Special Voting Shares outstanding; and (d) 1 share of our Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 0 voting shares in aggregate; and the Class K Special Voting Shares vote 264 voting shares in aggregate. As a result, we had an aggregate of 10,023,719 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock, Class C Special Voting Shares; and Class K Special Voting Shares, beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our named executive officers; and (d) all current directors and named executive officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Name and Address of Beneficial Owners	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock
Directors, Executive Officers and Named Executive Officers
James N. Woody	141,582	(1)	1.4%
Jonathan Rothbard	49,273	(2)	*
Ozan Pamir	24,033.077	(3)	*
Quan Anh Vu(a)	1,025		*
Lawrence Steinman	55,629	(4)	*
Marc Feldmann	147,997	(4)	1.5%
Donald A. McGovern, Jr.	116,545	(5)	1.2%
Larry Gold	34,523	(6)	*
Francis Knuettel II	9,284	(7)	*
Pamela G. Marrone	44,141.019	(7)	*
Teresa M. DeLuca	9,909	(7)(8)	*
Russell T. Ray	33,693	(7)	*

All officers and directors as a group (11 persons)(9)	666,609		6.5%

5% Stockholders
None.

*	Less than one percent.

**	Percentages based upon 10,023,455 shares of our common stock issued and outstanding at December [●], 2023.

(a)	Resigned effective January 15, 2023, but included as a “Named Executive Officer” for fiscal 2022.

(1)	Includes options to purchase 68,445 shares of common stock at an exercise price of $88.60 per share and options to purchase 31,250 shares of common stock with an exercise price of $0.67 per share, which have vested, and/or which vest within 60 days of the Record Date.

(2)	Includes options to purchase 15,000 shares of common stock at an exercise price of $79.00 per share and options to purchase 6,250 shares of common stock with an exercise price of $0.67 per share, which have vested, and/or which vest within 60 days of the Record Date.

(3)	Includes options to purchase 8,800 shares of common stock at an exercise price of $88.60 per share and options to purchase 6,250 shares of common stock with an exercise price of $0.67 per share, which have vested, and/or which vest within 60 days of the Record Date.

(4)	Includes options to purchase 1,250 shares of common stock at an exercise price of $79.00 per share and options to purchase 6,250 shares of common stock with an exercise price of $0.67 per share, which have vested, and/or which vest within 60 days of the Record Date.

(5)	Includes options to purchase 1,250 shares of common stock at an exercise price of $49.80 per share, options to purchase 1,875 shares of common stock at an exercise price of $7.56, options to purchase 7,111 shares of common stock at an exercise price of $27.20 per share, and options to purchase 51,026 shares of common stock with an exercise price of $0.67 per share, in each case which have vested, and/or which vest within 60 days of the Record Date.

(6)	Includes options to purchase 1,250 shares of common stock at an exercise price of $49.80 per share, and options to purchase 1,875 shares of common stock at an exercise price of $7.56, options to purchase 250 shares of common stock at an exercise price of $27.20 per share, and options to purchase 6,250 shares of common stock with an exercise price of $0.67 per share in each case which have vested, and/or which vest within 60 days of the Record Date.

(7)	Includes options to purchase 2,469 shares of common stock at an exercise price of $151.20 per share, options to purchase 566 shares of common stock at an exercise price of $27.20 per share, and options to purchase 6,250 shares of common stock with an exercise price of $0.67 per share in each case which have vested, and/or which vest within 60 days of the Record Date.

(8)	Includes 125 shares of common stock held by Teresa M. DeLuca’s spouse, 125 shares of common stock held by The Santina Iraggi Irrvoc TR, U/A 11/2/20, an irrevocable trust, of which Teresa M. DeLuca is beneficiary and trustee, and 125 shares of common stock held by the REV TR FBO Teresa M Deluca, a revocable trust, of which Teresa M. DeLuca is beneficiary and trustee, all of which shares Teresa M. DeLuca is deemed to beneficially own.

(9)	Does not include the ownership of Quan Vu, who was a Named Executive Officer for 2022, but who resigned from the Company effective January 18, 2023.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

PROPOSAL 1
AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT

At the Special Meeting, stockholders will be asked to approve an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of between one-for-four and one-for-forty, inclusive (the “Reverse Stock Split”), with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to February 16, 2025. A vote “FOR” Proposal 1 will constitute approval of the Reverse Stock Split Amendment and will grant the Board the authority to determine whether to implement the Reverse Stock Split and to select the Reverse Stock Split ratio out of the range approved by the Company’s stockholders at the Special Meeting. The Board expects to authorize the consummation of the Reverse Stock Split only if and to the extent necessary to regain and maintain compliance with the Nasdaq listing requirements, as further discussed under “Purpose” below. Upon the effectiveness of the Reverse Stock Split (the “Effective Date”), the issued and outstanding shares of the Company’s common stock immediately prior to the Effective Date will be reclassified into a fewer number of shares based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split, as more fully described below, will not change the number of authorized shares of common stock or the par value of the Company’s common stock.

The description in this Proxy Statement of the proposed Reverse Stock Split Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) attached to this Proxy Statement as Appendix A which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

Consistent with DGCL Section 242(d)(2), the Board of Directors will not approve a Reverse Stock Split in a ratio which results in the Company not meeting the listing requirements of Nasdaq, relating to the minimum number of holders immediately after such amendment becomes effective.

Purpose

The sole purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will likely be necessary to maintain the listing of our common stock on the Nasdaq Capital Market. In the event that the Board, in its sole discretion determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the common stock.

Maintain our listing on the Nasdaq Capital Market. Our common stock is traded on the Nasdaq Capital Market. On September 7, 2023, the Company was notified by Nasdaq (the “Nasdaq Letter”) that it no longer satisfied the minimum bid price requirement for continued listing, of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). The Nasdaq Letter provided that the Company has 180 calendar days from the date therein to regain compliance (i.e., until March 5, 2024)(the “Expiration Date”). If the Company fails to regain compliance by the Expiration Date, the Company may be granted a second 180-day grace period, or until September 20, 2024 (the “Second Nasdaq Extension Period”), within which to comply with the Nasdaq minimum bid price requirement, so long as the Company meets The Nasdaq Capital Market initial listing criteria (except for the bid price requirement) and notifies Nasdaq in writing of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary; provided we do not currently meet the initial listing criteria for The Nasdaq Capital Market, as our stockholders’ equity is below $5 million. During the compliance period, the common stock will continue to be listed and traded on the Nasdaq Capital Market. If the Company does not regain compliance during the allotted compliance period, our common stock (and our publicly-traded warrants) will be subject to delisting by Nasdaq. As of the date of this Proxy Statement, our stock price has not had a minimum bid price of at least $1.00 for at least ten (10) consecutive business days since the date of the Nasdaq Letter. In the event that our stock price satisfies the minimum bid price requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, the Board may not implement the Reverse Stock Split.

The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our common stock (and our publicly-traded warrants) from the Nasdaq Capital Market. Delisting our common stock (and our publicly-traded warrants) could adversely affect the liquidity of our common stock (and our publicly-traded warrants) because alternatives, such as the OTCQB Market maintained by OTC Markets, Inc. and/or the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock (and our publicly-traded warrants) on an over-the-counter market. Many investors likely would not buy or sell our common stock (and our publicly-traded warrants) due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock (and our publicly-traded warrants) being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock.

Furthermore, the delisting of our common stock from the Nasdaq Capital Market will result in the delisting of our publicly-traded warrants from the Nasdaq Capital Market.

Improve the marketability and liquidity of the common stock. In the event the Board elects to implement the Reverse Stock Split in order to avoid the delisting of our common stock from the Nasdaq Capital Market, we also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our common stock, is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of the Nasdaq. The Board expects that the Reverse Stock Split of our common stock will increase the market price of our common stock so that we are able to regain and maintain compliance with the Nasdaq minimum bid price listing standard. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable Nasdaq rules, to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on the Nasdaq Capital Market, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common stock. If this proposal is approved by the stockholders at the Special Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of common stock issuable under, and other terms of, our stock plans, as well as to the number of shares of common stock issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares of common stock as described below, because the Reverse Stock Split would apply to all issued shares of our common stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself would not change the number of authorized shares of our common stock or the par value thereof. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized common stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of common stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding convertible notes, warrants and options, these additional shares of common stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of common stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Nasdaq minimum bid price listing standard, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

The following table sets forth the approximate number of issued and outstanding shares of common stock, net income (loss) per share for the nine months ended September 30, 2023, and the approximate exercise prices of our outstanding warrants and options, each in the event of a 1:4 to 1:40 Reverse Stock Split:

	Pre-Reverse Stock Split	After a 1:4 Reverse Stock Split	After a 1:10 Reverse Stock Split	After a 1:20 Reverse Stock Split	After a 1:30 Reverse Stock Split	After a 1:40 Reverse Stock Split
Common Stock authorized (1)	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Common Stock outstanding	10,023,455	2,505,864	1,002,346	501,173	334,115	250,586
Number of shares of Common Stock reserved for issuance upon exercise of outstanding pre-funded warrants (2)	4,886,878	1,221,720	488,688	244,344	162,896	122,172
Number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants (3)	18,685,891	4,671,473	1,868,589	934,295	622,863	467,147
Number of shares of Common Stock reserved for issuance upon exercise of outstanding options (4)	417,732	104,433	41,773	20,887	13,924	10,443
Number of shares of Common Stock reserved for issuance under outstanding equity incentive plans (5)	135,377	33,844	13,538	6,769	4,513	3,384
Number of shares of Common Stock authorized but unissued and unreserved	65,850,667	91,462,666	96,585,066	98,292,532	98,861,689	99,146,268

Net income (loss) applicable to Common Stock per share for the quarter ended September 30, 2023	$(1.29)	$(5.16)	$(12.90)	$(25.80)	$(38.70)	$(51.60)
Weighted Average Exercise Price of Outstanding Warrants (3)	$4.42	$17.68	$44.19	$88.39	$132.58	$176.78
Weighted Average Exercise Price of Outstanding Options (4)	$30.61	$122.44	$306.10	$612.20	$918.30	$1,224.40
Voting Rights of the Class K Special Voting Share	264	66	26	13	9	7

These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(1)	There will be no change to the 100,000,000 authorized shares of common stock of the Company as a result of the Reverse Stock Split.

(2)	The exercise price of the pre-funded warrants has already been paid to the Company in full and such warrants are exercisable until they are exercised in full and have no expiration date.

(3)	Includes warrants to purchase (a) 128,200 shares of common stock with an exercise price of 100.00 per share and an expiration date of February 23, 2026; (b) 3,183 shares of common stock with an exercise price of $105.60 per share and an expiration date of May 2, 2025; (c) 1,250 shares of common stock with an exercise price of $141.40 per share and an expiration date of August 2, 2024; (d) 125,000 shares of common stock with an exercise price of $150.00 per share and an expiration date of August 23, 2026; (e) 300,062 shares of common stock with an exercise price of $230.00 per share and an expiration date of November 6, 2025; and (f) 18,685,891 shares of common stock with an exercise price of $0.17 per share and an expiration date of the fifth anniversary of the Stockholder Approval Date, as defined below under “Proposal 3 Nasdaq Proposal—Summary of Transaction”).

(4)	Includes options to purchase (a) 2,500 shares of common stock with an exercise price of $49.80 per share and an expiration date of December 3, 2030; (b) 79,000 shares of common stock with an exercise price of $88.60 per share and an expiration date of February 26, 2031; (c) 21,800 shares of common stock with an exercise price of $151.20 per share and an expiration date of August 3, 2031; (d) 18,750 shares of common stock with an exercise price of $3.95 per share and an expiration date of December 8, 2031; (e) 25,906 shares of common stock with an exercise price of $27.20 per share and an expiration date of August 19, 2032; and (f) 269,776 shares of common stock with an exercise price of $0.67 per share and an expiration date of September 4, 2033.

(4)	Does not include any increase in the number of shares reserved under the Company’s 2022 Omnibus Incentive Plan in the event that Proposal 2 herein is approved by stockholders at the Meeting.

Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the 2022 Omnibus Incentive Plan and 2020 Omnibus Incentive Plan (collectively, the “Plans”), the number of shares of common stock issuable upon exercise of our stock options and other equity awards (including shares reserved for issuance under the equity compensation plans) will be proportionately adjusted by the applicable plan administrator, using the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-4 and 1-for-40, inclusive), and rounded down to the nearest whole share. In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-4 and 1-for-40, inclusive)such that upon an exercise, the aggregate exercise price payable by the optionee to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split, subject to the terms of such securities.

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of common stock issuable upon the exercise or conversion of any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of common stock subject to restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares of common stock. The number of shares of common stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares of common stock. See also the table above.

Warrants. As a result of the Reverse Stock Split, the number of shares of common stock issuable upon exercise of each outstanding warrant to purchase shares of common stock of the Company, including, but not limited to, our publicly-traded warrants, will decrease in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split and the exercise price of each outstanding warrant to purchase shares of common stock will increase in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split, such that the aggregate exercise price payable upon exercise of each outstanding warrant to purchase shares of common stock of the Company will remain the same both before and after the Reverse Stock Split. See also the table above.

Listing. Our shares of common stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will not directly affect the listing of our common stock on the Nasdaq Capital Market, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with Nasdaq’s minimum bid price listing requirement. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “ATNF,” although our common stock is expected to have a new CUSIP number, a number used to identify our common stock. The Reverse Stock Split will have no effect on our publicly-traded warrants, which will continue to trade on the Nasdaq Capital Market under the symbol “ATNFW”, except for proportional adjustments to the number of shares of common stock issuable upon exercise thereof and to the exercise price thereof, and expected adjustments to the trading price thereof mirroring the Reverse Stock Split ratio which will affect our common stock.

“Public Company” Status. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of common stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 100,000,000 shares of common stock and 5,000,000 shares of blank check preferred stock, a total of one (1) of which authorized shares of preferred stock is designated as the “Class C Special Voting Share” (the “Class C Special Voting Share”); one (1) of which authorized shares of preferred stock is designated as the “Class K Special Voting Share” (the “Class K Special Voting Share,” and together with the Class C Voting Share, the “Special Voting Shares”); and one million (1,000,000) of which authorized shares of preferred stock are designated as “Series A Convertible Preferred Stock” (the “Series A Shares”). The Reverse Stock Split would not change the number of authorized shares of the common stock or blank check preferred stock as designated. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares of common stock remaining available for issuance by us in the future would increase. See also the table above.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq rules. If we issue additional shares of common stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to issued shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

The Reverse Stock Split will also have no effect on our designated preferred stock, except for automatic adjustments to the voting and conversion rights associated therewith in proportion to the Board approved Reverse Stock Split ratio, in order for such voting and conversion rights to remain proportional to the common stock of the Company following the Reverse Stock Split. For example, the Reverse Stock Split will have the effect of reducing the voting rights of the Company’s Class K Special Voting Shares in proportion to the final ratio of the Reverse Stock Split approved by the Board which will result in the Class K Special Voting Shares continuing to have the same proportional total voting rights before and after the Reverse Stock Split (see also the table above).

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of common stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of common stock are entitled to fractional shares of common stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of common stock.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that gives the board the discretion to implement a reverse stock split at a ratio of between one-for-four and one-for-forty, inclusive, for the potential Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the proposed Reverse Stock Split ratios provide us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than one-for-forty, nor less than one-for-four. The Company will publicly announce the chosen ratio at least two business days prior to the effectiveness of the Reverse Stock Split and the Reverse Stock Split will be implemented by the one-year anniversary of the date on which the Special Meeting is held, if at all.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

●	the per share price of our common stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our common stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions.

Potential Consequences if the Reverse Split Proposal is Not Approved

If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market.

Effective Date and Time of the Reverse Stock Split

If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the amendment to our Certificate of Incorporation to affect the Reverse Stock Split is accepted and recorded by the office of the Secretary of State of the State of Delaware, or such later effective date and time as set forth in the amendment (the Effective Date). However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to February 16, 2025, the one-year anniversary of the Special Meeting) to amend our Certificate of Incorporation to effect the Reverse Stock Split.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that are applicable to United States holders (as defined below). It does not address any state, local or non-U.S. income or other tax consequences, or any U.S. federal estate, gift, or other non-income tax consequences. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Treasury Regulations promulgated under the Internal Revenue Code, published rulings and procedures of the Internal Revenue Service, and court decisions, all as of the date hereof. These authorities are subject to change or differing interpretation, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion does not address all U.S. federal income tax consequences relevant to United States holders of common stock. In addition, it does not address consequences relevant to United States holders that are subject to special U.S. tax rules, including, without limitation, stockholders that are:

●	persons who do not hold their common stock as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code;

●	brokers or dealers in securities;

●	banks or other financial institutions;

●	insurance companies;

●	“real estate investment trusts”;

●	“regulated investment companies”;

●	“S corporations”;

●	tax-exempt organizations;

●	governments, agencies or instrumentalities thereof, or entities they control;

●	partnerships, grantor trusts or other entities that are treated as pass-through entities for U.S. federal income tax purposes, and their owners;

●	persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	traders in securities who elect to apply a mark-to-market method of accounting;

●	persons who hold shares of common stock that may constitute “qualified small business stock” under Section 1202 of the Internal Revenue Code or “Section 1244 stock” for purposes of Section 1244 of the Internal Revenue Code;

●	persons who acquired their shares of stock in a transaction subject to the gain rollover provisions of Section 1045 of the Internal Revenue Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to common stock being taken into account in an “applicable financial statement” (as defined in the Internal Revenue Code);

●	persons deemed to sell common stock under the constructive sale provisions of the Internal Revenue Code;

●	persons who acquired their shares of common stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

Stockholders subject to any of the special U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding common stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Stock Split.

Consequences to United States holders of the Reverse Stock Split — Generally.

A United States holder, as used herein, is a stockholder that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if either (i) a United States court can exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code) are authorized to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of common stock as described below, no gain or loss should be recognized by a United States holder upon such United States holder’s exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split. The aggregate adjusted basis of the post-Reverse Stock Split shares of common stock received should equal the aggregate adjusted basis of the pre-Reverse Stock Split shares of common stock exchanged for such new shares (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a distribution or as to which a United States holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the United States holder’s holding period for the post-Reverse Stock Split shares of common stock should include the period during which the United States holder held the pre-Reverse Stock Split shares of common stock surrendered. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the pre-Reverse Stock Split shares of common stock surrendered to the post-Reverse Stock Split shares of common stock received pursuant to the Reverse Stock Split. United States holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain, and a United States holder that receives a whole share of common stock in lieu of a fractional share of common stock may recognize income, which may be characterized as either capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the United States holder was otherwise entitled. The holding period for the portion of a share of common stock treated as a distribution or as to which a United States holder recognizes gain might not include the holding period of pre-Reverse Stock Split shares of common stock surrendered. United States holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into common stock will also automatically be adjusted on the Effective Date.

Our transfer agent, Continental Stock Transfer & Trust Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry Shares

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them under our equity incentive plans.

Vote Required

Proposal 1 requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 1 to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock by a ratio of between one-for-four and one-for-forty, inclusive.

PROPOSAL 2
ADOPTION OF THE SECOND AMENDMENT TO THE 180 LIFE SCIENCES CORP. 2022

OMNIBUS INCENTIVE PLAN

General

The share reserve under the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the “2022 OIP”) has been significantly depleted and significantly reduced by the effects of the 1-for-20 Prior Reverse Stock Split effective on December 19, 2022, discussed above under “Reverse Stock Split”, the subsequent reduction in the trading price of our common stock, and awards thereunder, and is expected to be further reduced by the proposed Reverse Stock Split discussed above. If our stockholders do not approve an increase in the share reserve under the 2022 OIP, we will not have sufficient shares to cover our annual equity award grants for 2023 compensation and/or compensation planned in 2024, and we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.

Consequently, on December 13, 2023, upon the recommendation of our Compensation Committee, our Board adopted the Second Amendment (the “Amendment”) to the 2022 OIP, subject to stockholder approval. The 2022 OIP, as amended by the Amendment, is hereinafter referred to as the “Amended Plan.”

The Amendment makes the following key change to the 2022 OIP:

●	Increase to the maximum number of shares that may be issued pursuant to the 2022 OIP, and the maximum number of shares which may be issued upon the exercise of incentive stock options, by 4,249,993 shares, to 4,719,933 shares.

If stockholders do not approve this Proposal 2, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2022 OIP, and the 2022 OIP will continue as in effect prior to the Amendment, subject to previously authorized share limits.

A copy of the Amendment is attached as Appendix B to this Proxy Statement. Other than the limited amendments described herein, we are not making other changes to the 2022 OIP.

Background and Purpose of the Amended Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the Amendment because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to provide, through the Amended Plan, a comprehensive equity and long-term compensation program designed to enable the Company to attract, retain, and reward employees, non-employee directors, and other persons providing services to the Company. The Compensation Committee and the Board also believe that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for management. Since our equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates management to think and act like owners, rewarding them when value is created for stockholders.

The Amended Plan provides for a broad range of awards to enable the Company to respond to market trends and to structure incentives to align to its business goals. In particular, the Amended Plan authorizes awards under the 2022 OIP in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents, as discussed in greater detail below.

The increase in the 2022 OIP plan to 4,719,993 shares represents 15% of the total shares of common stock of the Company on a fully-diluted basis (31,466,220) shares, including all shares of common stock issuable upon exercise of outstanding warrants, including those warrants described in Proposal 3.

Current Overview of Outstanding Equity Information

There are only 16,747 shares available for future awards under the Company’s 2020 OIP and only 119,516 shares available for future awards under the Company’s 2022 OIP.

The Amended Plan authorizes an additional 4,249,933 shares for issuance of equity awards under the Amended Plan (representing approximately 15% of the outstanding shares of the Company common stock as of December [●], 2023, on a fully-diluted basis). In setting and recommending to stockholders the number of additional shares to authorize under the Amended Plan pursuant to the Amendment, the Compensation Committee and the Board considered the historical number of equity awards granted under the 2020 OIP and 2022 OIP, as well as the Company’s average burn rate for the preceding two fiscal years.

When considering the number of additional shares to add to the 2022 OIP, the Compensation Committee and the Board reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate, projected future share usage, and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2022 OIP was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 4,249,933 shares to be added to the 2022 OIP pursuant to the Amendment, in combination with the remaining authorized shares and shares added back to the 2022 OIP from forfeitures of awards granted under the 2022 OIP, are projected to satisfy the Company’s equity compensation needs for the next eighteen months. In light of the factors considered by the Board and Compensation Committee, the Board and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all stockholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended Plan while minimizing stockholder dilution.

In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time.

Summary of the Material Terms of the Amended Plan

The following is a summary of the principal features of the Amended Plan. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan, following the approval of the Amendment (included as Appendix A to this proxy statement).

Purpose. The purpose of the Amended Plan is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Board of Directors, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the Amended Plan (the “Administrator”). The Administrator has the authority to (i) determine the type or types of awards to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the Amended Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the Amended Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the Amended Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards or the shares of stock relating thereto; (x) construe and interpret the terms of the Amended Plan and awards granted pursuant to the Amended Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Amended Plan or as it deems necessary or advisable to administer the Amended Plan.

Eligibility. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the Amended Plan. Incentive stock options may be granted under the Amended Plan only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the Amended Plan.

Awards. Awards under the Amended Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

Shares Subject to the Amended Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the Amended Plan is 4,249,933. The 4,249,933 share limit also applies to the total number of incentive stock options which may be awarded pursuant to the terms of the Amended Plan.

If an award granted under the Amended Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Amended Plan. As a result, the shares available for granting future awards under the Amended Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Amended Plan in connection with awards previously granted under such Amended Plan will again be available for awards under the Amended Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the Amended Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the Amended Plan that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the Amended Plan.

Award Limitations on Non-Director Awards. The maximum number of shares subject to awards granted during a single compensation year (that is from one special meeting of stockholders to the next special meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that in the event such non-employee director is first appointed or elected to the Board during such compensation year, and/or in the case that the non-employee director is serving as non-employee chairperson of the Board, such amount shall not exceed $750,000 in total value.

Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the Amended Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the U.S. Internal Revenue Code (the “Code”), and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the Amended Plan may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Terms and Conditions of Stock Appreciation Rights. A “stock appreciation right” (or a “SAR”) is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) the excess, if any, of the fair market value of one (1) share of our common stock on the exercise date over a specified price fixed by the Administrator on the grant date (which price may not be less than the fair market value of a share of our common stock on the grant date), multiplied by (ii) a stated number of shares of common stock. A SAR will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Terms and Conditions of Restricted Stock and Restricted Stock Units. “Restricted stock” is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A “restricted stock unit” is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon vesting. Subject to the provisions of the Amended Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restriction period for the award, and the restrictions applicable to the award. Restricted stock and restricted stock units will vest based on a minimum period of service or the occurrence of events specified by the Administrator.

Terms and Conditions of Performance Awards. A “performance award” is a contractual right to receive shares of our common stock or a U.S.-denominated amount of cash which is earned (in whole or in part) based on the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Administrator. Performance awards will vest based on the achievement of predetermined performance goals established by the Administrator. Performance goals may be established on a company-wide basis, with respect to one or more business units, divisions, subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and conditions as the committee may determine appropriate. The committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the committee may determine.

Other Stock-Based Awards. The Compensation Committee or Board of Directors may make other equity-based or equity-related awards not otherwise described by the terms of the plan.

Dividend Equivalents. A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or on their own, but not in respect of stock options or SARs. In general, dividend equivalents will be paid to participants with respect to an award when the award becomes vested.

Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options and SARs, whether vested or unvested, and all other awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of cause or such breach) will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death. If a participant’s employment or service terminates by reason of death, all options and SARs (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options or SARs; provided that any in-the-money options and SARs that are still outstanding on the last day of their term will automatically be exercised on such date, and all other awards will immediately vest in full, and restricted stock units and performance awards that have not been settled or converted into shares prior to the participant’s death will immediately be settled in shares. Performance awards will vest and be paid based on target levels of performance.

Termination due to Disability. If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options or SARs that are or become exercisable may be exercised at any time prior to the earlier of (i) the fifth anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, all restricted stock or restricted stock units that are unvested will be immediately forfeited and canceled, and provided that the participant signs a general release and waiver of claims in the form provided by the Company and does not exercise any rights to revoke such release, the participant will retain a pro-rated portion of any unvested performance awards granted earlier than one year prior to the termination date, and be earned based on the attainment of the applicable performance goals (and any performance awards that are not so earned will be forfeited and canceled).

Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other than as set forth above, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control. Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) or an equal value of publicly-traded shares or equity interests.

Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be canceled in exchange for a payment equal to the change in control price, the alternative performance awards will be canceled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be canceled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options and SARs for no consideration if the fair market value of the shares subject to such options or such SARs is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) granted after October 2, 2023, are subject to forfeiture and recoupment pursuant to the terms of the Company’s Policy for the Recovery of Erroneously Awarded Incentive Based Compensation adopted on November 7, 2023. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or SARs or the sale of any shares of stock to the extent required by applicable law. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the Amended Plan. The Amended Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Amended Plan may (i) except as otherwise expressly provided in the Amended Plan, increase the number of shares subject to the Amended Plan; (ii) modify the class of persons eligible for participation in the Amended Plan or (iii) materially modify the Amended Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Amended Plan, neither the amendment, suspension nor termination of the Amended Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the Amended Plan, and in no event may any award be granted under the Amended Plan after the expiration of ten years from the original effective date of the Amended Plan.

Amendment of an Award. The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, or other stock or cash-based award. At the time the employee receives the payment for the stock appreciation right, performance shares, or other stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Amended Plan.

The exercisability of a stock option or a stock appreciation right, the payment of a performance share or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Vote Required

This proposal to approve the Equity Play Proposal requires approval by the affirmative vote of a majority of the votes entitled to be cast at the special meeting by holders of voting capital stock who are present in person or by proxy.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 2, the approval and adoption of the Equity Plan Proposal.

PROPOSAL 3
NASDAQ PROPOSAL

General

We are asking stockholders to approve the issuance of shares of our common stock upon the exercise of the Warrants, discussed below, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Summary of Transactions

On August 9, 2023, the Company entered into a securities purchase agreement (the “August SPA”) with a certain institutional investor (the “Purchaser”) and agreed to issue and sell to certain purchasers, including the Purchaser, in a registered public offering (the “Offering”), an aggregate of: (i) 666,925 shares (the “Shares”) of the Company’s common stock, $0.0001 par value, at a price of $0.65 per share, (ii) pre-funded warrants (the “August Pre-Funded Warrants”) to purchase up to 3,948,460 shares of common stock, at a price of $0.6499 per Pre-Funded Warrant and (iii) warrants to purchase up to 4,615,385 shares of common stock, at an exercise price of $0.65 per share (the “August Common Warrants” and, together with the Shares and the August Pre-Funded Warrants, the “Securities”). The public offering price per Share and associated Common Warrant was $0.65 and the public offering price per Pre-Funded Warrant and associated Common Warrant was $0.6499.

The August Pre-Funded Warrants were immediately exercisable, had an exercise price of $0.0001 per share, and could be exercised at any time until all of the August Pre-Funded Warrants were exercised in full. The August Common Warrants were immediately exercisable, had an exercise price of $0.65 per share, and were to expire on October 10, 2028.

The Offering resulted in gross proceeds to the Company of approximately $3.0 million. The net proceeds to the Company from the Offering were approximately $2.6 million, after deducting placement agent fees and expenses and offering expenses payable by the Company. The Company used, and intends to continue to use, the net proceeds from the Offering for research and development expenses, general corporate purposes, and legal expenses.

The August SPA contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions. Additionally, each of the directors and executive officers of the Company, pursuant to lock-up agreements (the “Lock-Up Agreements”), agreed not to sell or transfer any of the Company securities which they hold, subject to certain exceptions, during the 90-day period following the closing of the Offering.

On August 9, 2023, the Company also entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Securities. The Company agreed to pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds generated from the sale of the Shares and August Pre-Funded Warrants and to reimburse the Placement Agent for certain of its expenses in an aggregate amount of $115,000.

The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

Pursuant to the August SPA and the Placement Agency Agreement, the Company has agreed that, subject to certain exceptions, (i) it will not conduct any issuances of common stock for a period of ninety (90) days following the closing of the Offering and that (ii) it will not enter into a variable rate transaction for a period of six months following the closing of the Offering.

In connection with the Offering, the Company entered into a warrant amendment agreement (the “Warrant Amendment Agreement”), dated August 9, 2023, with the Purchaser, whereby the Company agreed to amend the following existing warrants held by such Purchaser: (i) warrants to purchase up to: (i) 2,571,429 shares of common stock, previously issued on December 22, 2022, as amended in January 2023 and April 2023, (ii) warrants to purchase up to 306,604 shares of common stock, previously issued on July 20, 2022, as amended in April 2023, and (iii) warrants to purchase up to 1,570,680 shares of common stock previously issued on April 10, 2023 (collectively, the “Existing Warrants”), such that the Existing Warrants will have an exercise price of $0.83 per share. The other terms of the Existing Warrants will remain unchanged.

On August 14, 2023, in connection with the closing of the Offering, the Company entered into a Warrant Agent Agreement with Continental Stock Transfer & Trust Company, as warrant agent, in connection with the August Pre-Funded Warrants and the August Common Warrants (the “Warrant Agent Agreement”).

The Offering was made pursuant to a registration statement on Form S-1 (File No. 333-272749), which was initially filed by the Company with the SEC on June 16, 2023, and which became effective on August 9, 2023, and the related prospectus, dated August 9, 2023, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

On October 11, 2023, the Company received written notice (the “Notification Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the shareholder approval requirements set forth in Nasdaq Listing Rule 5635(d), which require prior shareholder approval for transactions, other than public offerings, involving the issuance of 20% or more of the pre-transaction shares outstanding at less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)).

The Staff’s determination under Listing Rule 5635(d) relates to the Offering and the Staff determined that the Offering was not a “public offering” for the purposes of Nasdaq’s shareholder approval rules due to the type of offering, a best efforts offering pursuant to a placement agency agreement, and the fact that one investor purchased 98% of the Offering. As a result, because the Offering represented greater than 20% of the common stock outstanding and was priced below the Minimum Price, the Staff determined that the Company was required to obtain prior shareholder approval under Listing Rule 5635(d).

The Notification Letter did not impact the Company’s listing of its common stock on the Nasdaq Capital Market at this time. The Notification Letter stated that the Company had 45 days to submit a plan to regain compliance. The plan of compliance was subsequently submitted by the Company to Nasdaq on November 9, 2023, and on November 14, 2023, Nasdaq granted the Company an extension, until December 15, 2023, to complete certain transactions set forth in the plan of compliance, in order to remedy its prior violation of Nasdaq rules as described in the October 11, 2023 letter from Nasdaq.

As a result of the November 28, 2023 transactions discussed below, the Company believes the prior offering is in compliance with Listing Rule 5635(d). In the event the Staff determines that the Company is not in compliance with Listing Rule 5635(d), the Staff may provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal the Staff’s determination to a Hearings Panel.

On November 28, 2023, the Company entered into Amendment No. 1 to the August SPA with the Purchaser (the “SPA Amendment”), pursuant to which (i) the Purchaser agreed to pay an additional $830,769.30 in connection with the repricing of the Shares and August Pre-Funded Warrants (the “Repricing Amount”), (ii) the Company agreed to issue to the Purchaser (x) additional pre-funded warrants to purchase up to 4,886,878 shares of common stock, with an exercise price of $0.0001 per share (the “November Pre-Funded Warrants”), and (y) warrants to purchase up to 9,064,098 shares of common stock, with an exercise price of $0.17 per share (the “November Common Warrants” and, together with the November Pre-Funded Warrants, the “November Warrants”), and (iii) the Company and the Purchaser agreed to enter into the Warrant Amendment Agreement (as defined and described below).

The November Warrants will not be exercisable until the Company obtains Stockholder Approval (as defined below) with respect to the issuance of the 13,950,976 shares of common stock upon exercise of the November Warrants (the “Warrant Shares”), at which point the November Pre-Funded Warrants will remain exercisable until all of the November Pre-Funded Warrants are exercised in full, and the November Common Warrants will remain exercisable until the fifth anniversary of the date that Stockholder Approval (as defined below) is received by the Company (the “Stockholder Approval Date”).

In accordance with the SPA Amendment, the Company entered into a warrant amendment agreement with the Purchaser, dated November 28, 2023 (the “Warrant Amendment Agreement”), whereby the Company and the Purchaser agreed to amend the following outstanding warrants held by the Purchaser: (i) warrants to purchase up to 2,571,429 shares of common stock, issued on December 22, 2022, and amended in January 2023, April 2023 and August 2023; (ii) warrants to purchase up to 306,604 shares of common stock, issued on July 20, 2022 and amended in April 2023 and August 2023; (iii) warrants to purchase up to 1,570,680 shares of common stock, issued on April 10, 2023 and August 2023; and (iv) warrants to purchase up to 4,615,385 shares of common stock underlying the August Common Warrants (collectively, the “Existing Common Warrants”). Pursuant to the Warrant Amendment Agreement, the Existing Common Warrants were amended (the “Warrant Amendment”) such that they will not be exercisable until the Company obtains Stockholder Approval for the issuance of up to 9,064,098 shares of common stock upon exercise of the Existing Common Warrants (the “Existing Common Warrant Shares”). The Existing Common Warrants will have an exercise price equal to $0.17 per share, and the Existing Common Warrants will expire on the fifth anniversary of the Stockholder Approval Date. The other terms of the Existing Common Warrants remain unchanged.

Pursuant to the SPA Amendment, the Company agreed to obtain such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) from the stockholders of the Company with respect to issuance of the shares of common stock upon exercise of the Existing Common Warrants and the November Warrants, which include pre-funded warrants to purchase up to 4,886,878 shares of common stock, with an exercise price of $0.0001 per share; and warrants to purchase up to 18,128,196 shares of common stock, with an exercise price of $0.17 per share (“Stockholder Approval”), which approval is being sought pursuant to this Proposal 3 at the Meeting.

The SPA Amendment contains certain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions. Pursuant to the SPA Amendment, the Company has agreed that, subject to certain exceptions, it will not conduct any issuances of common stock (or equivalents thereof) from the Closing Date until 15 days after the Stockholder Approval Date. The SPA Amendment also requires the Company to file a registration statement with the SEC to register the resale by the Purchaser of the Warrant Shares within sixty (60) days of the date of the SPA Amendment.

The closing of the transactions contemplated by the SPA Amendment occurred on November 28, 2023 (the “Closing Date”). Upon the closing of the transactions contemplated by the SPA Amendment, the Company believes that it has regained compliance with Nasdaq Listing Rule 5635(d).

For purposes of obtaining Stockholder Approval of the issuance of the Warrant Shares and the Existing Common Warrant Shares, the Company agreed to hold a stockholder meeting on or prior to the date that is ninety days following the Closing Date, which stockholder meeting will be the special meeting. If the Company does not obtain Stockholder Approval at the first stockholder meeting, the Company will call a stockholder meeting every ninety days thereafter until the earlier of: (i) the date on which Stockholder Approval is obtained or (ii) the November Warrants and the Existing Common Warrants are no longer outstanding.

Simultaneously with the closing of the transactions, the Company entered into a warrant agent agreement (the “Warrant Agent Agreement”) with Continental Stock Transfer & Trust Company (“Continental”), pursuant to which Continental will act as warrant agent with respect to the November Warrants to be issued by the Company.

No holder (together with its affiliates) of Existing Common Warrants or November Warrants may exercise any portion of such warrants to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s warrants up to 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise.

Reasons for Stockholder Approval

Nasdaq Listing Rule 5635(d), requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Nasdaq closing price immediately preceding the signing of the binding agreement, or (ii) the average of the Nasdaq closing price for the five trading days immediately preceding the signing of the binding agreement (as applicable, the “Minimum Price”). Because the Existing Common Warrants and November Warrants have an exercise price which is below the Minimum Price, the Company is seeking stockholder approval for the issuance of the shares of common stock issuable upon exercise of the Existing Common Warrants and November Warrants, as described in greater detail above, pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects — Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the Existing Common Warrants and November Warrants, which include pre-funded warrants to purchase up to 4,886,878 shares of common stock, with an exercise price of $0.0001 per share; and warrants to purchase up to 18,128,196 shares of common stock, with an exercise price of $0.17 per share, may have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the common stock issuable upon exercise of the Existing Common Warrants and November Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the Existing Common Warrants and November Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the common stock issuable upon exercise of the Existing Common Warrants and November Warrants could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Because of the number of shares of common stock issuable upon exercise of the exercise of the Existing Common Warrants and November Warrants, which include pre-funded warrants to purchase up to 4,886,878 shares of common stock, with an exercise price of $0.0001 per share; and warrants to purchase up to 18,128,196 shares of common stock, with an exercise price of $0.17 per share, the dilutive effect may be material to current stockholders of the Company.

Risks Related to the Existing Common Warrants and November Warrants

The exercise of the Existing Common Warrants and November Warrants may adversely affect the trading price of our securities.

For the life of the Existing Common Warrants and November Warrants, the holder(s) have the opportunity to profit from a rise in the market price of our common stock without assuming the risk of ownership. The issuance of shares upon the exercise of our Existing Common Warrants and November Warrants will also dilute the ownership interests of our existing stockholders.

The availability of these shares for public resale, as well as any actual resales of these shares, could adversely affect the trading price of our common stock. We cannot predict the size of future issuances of our common stock pursuant to the exercise of the Existing Common Warrants and November Warrants, or the effect, if any, that future issuances and sales of shares of our common stock may have on the market price of our common stock. Sales or distributions of substantial amounts of our common stock upon exercise of the Existing Common Warrants and November Warrants, or the perception that such sales could occur, may cause the market price of our common stock to decline.

In addition, the common stock issuable upon exercise of the Existing Common Warrants and November Warrants may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our common stock cannot absorb shares sold by holders of the Existing Common Warrants and November Warrants, then the value of our common stock will likely decrease.

A significant number of our shares are eligible for sale and their sale or potential sale may depress the market price of our common stock.

Sales of a significant number of shares of our common stock in the public market could harm the market price of our common stock. Additionally, in connection with the SPA Amendment, we agreed to file a registration statement with the SEC to register the resale by the Purchaser of the 13,950,976 shares of common stock issuable upon exercise of the November Warrants within sixty days of the date of the SPA Amendment. If a significant number of the shares of common stock issuable upon exercise of the Existing Common Warrants and November Warrants were sold, such sales would increase the supply of our common stock, thereby potentially causing a decrease in its price. Some or all of our shares of common stock issuable upon exercise of the Existing Common Warrants and November Warrants may be offered from time to time in the open market pursuant to effective registration statements and/or compliance with Rule 144, which sales could have a depressive effect on the market for our shares of common stock. The sale of a significant portion of such shares of common stock upon exercise of the Existing Common Warrants and November Warrants sale may cause the value of our common stock to decline in value.

Provisions of certain outstanding warrants could discourage an acquisition of us by a third party.

Provisions of certain outstanding warrants (including, but not limited to the Existing Common Warrants and November Warrants) could make it more difficult or expensive for a third party to acquire us. Certain outstanding warrants (including, but not limited to the Existing Common Warrants and November Warrants) prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, among other things, the surviving entity assumes our obligations under each of the outstanding warrants (including, but not limited to the Existing Common Warrants and November Warrants). Further, such outstanding warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exception, holders of such warrants will have the right, at their option, to require us to repurchase such warrants at a price described in the applicable warrants (based on the Black Scholes Value of such warrants). These and other provisions of the Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to stockholders.

Required Vote

Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the Company’s voting shares present in person or by proxy and entitled to vote on the matter at the special meeting, provided that a quorum exists at the Meeting.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 3, the Nasdaq Proposal.

PROPOSAL 4
ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Overview

We are asking you to approve a proposal to adjourn the Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt the Reverse Split Proposal and/or Nasdaq Proposal at the time of the Meeting (the “Adjournment Proposal”). We intend to move to adjourn the Special Meeting to enable our Board to solicit additional proxies for approval of the Reverse Split Proposal and Nasdaq Proposal if, at the Meeting, the number of shares present in person or by proxy and voting in favor of the proposals are insufficient to approve the proposals. If stockholders approve the Adjournment Proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Reverse Split Proposal and Nasdaq Proposal.

Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Reverse Split Proposal and Nasdaq Proposal, such that the proposals would be defeated, we could adjourn the Meeting without a vote on the proposals and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

If, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Notwithstanding the approval or non-approval of this Proposal 4, pursuant to our Amended and Restated Bylaws, any meeting of stockholders may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place, and the approval or non-approval of this Proposal 4 shall not limit such right of the chairman.

Vote Required

Proposal 4 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote thereon, to be approved.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet, www.180lifesciences.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters to be Presented at the Special Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the special meeting other than that described above. If any other business should properly come before the special meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the special meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to 180 Life Sciences Corp.:

180 Life Sciences Corp.

Attn: Investor Relations

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306

WHERE YOU CAN FIND MORE INFORMATION;
INCORPORATION OF INFORMATION BY REFERENCE

We file annual, quarterly, and current reports, Proxy Statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this Proxy Statement.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this Proxy Statement.

The following Company filings with the SEC are incorporated by reference:

●	the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2023.

These SEC filings are available to the public from commercial document retrieval services and at www.sec.gov.

You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

180 Life Sciences Corp.

Attn: Investor Relations

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

Phone: (650) 507-0669

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF

180 LIFE SCIENCES CORP.

180 Life Sciences Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is 180 Life Sciences Corp.

SECOND: The original name of the Company was KBL Merger Corp. IV. The date on which the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is September 7, 2016. The Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on June 2, 2017. The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on November 6, 2020.

THIRD: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions approving and deeming advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

RESOLVED: That Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to restate Section 4.6 as follows:

“4.6. Reverse Stock Split of Outstanding Common Stock. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each [4 to 40, depending on the final ratio approved by the Board of Directors] shares of Common Stock, either issued and outstanding or held by the corporation as treasury stock, in each case immediately prior to the Effective Time (the “Old Common Stock”), shall be automatically reclassified as and converted into one share of Common Stock (the “New Common Stock”). No fractional shares of the New Common Stock shall be issued in connection with the reverse stock split. To the extent any holders of shares of the Old Common Stock are entitled to fractional shares of the New Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share of New Common Stock to all holders of fractional shares of the Old Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock, shall from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock (except to the extent such reverse stock split results in an adjustment to the conversion ratios thereof), or the par value thereof as set forth above in the preceding paragraphs.”

RESOLVED: That except as expressly amended hereby no other aspect of such Article IV shall be modified hereby.

FOURTH:  The foregoing amendment was submitted to the stockholders of the Company for their approval at a special meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.  Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective on [_____], [_________] at [_____] Eastern Time.

IN WITNESS WHEREOF, 180 Life Sciences Corp. has caused this certificate to be signed by Ozan Pamir, its Chief Financial Officer, this        day of       , 202__.

180 LIFE SCIENCES CORP.

By:
Its:

Printed Name:

A-1

Appendix B

SECOND AMENDMENT TO
180 LIFE SCIENCES CORP.
2022 OMNIBUS INCENTIVE PLAN

This Second Amendment (“Second Amendment”) to the First Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the “2022 OIP”), is made and adopted by the Board of Directors of 180 Life Sciences Corp., a Delaware corporation (the “Company”), on December 13, 2023, effective as of the date approved by stockholders of the Company at a duly called meeting of stockholders (the “Second Amendment Date”). Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the 2022 OIP.

RECITALS

A.	The Company currently maintains the 2022 OIP.

B.	The Board believes it is in the best interests of the Company and its stockholders to amend the 2022 OIP to increase the Share Limit and the ISO Limit and to incorporate the other terms and conditions set forth herein.

AMENDMENT

The 2022 OIP is hereby amended as follows, effective as of the date of the Second Amendment Date.

1.

Section 3.1(a). Section 3.1(a) of the 2022 OIP is hereby deleted and replaced in its entirety with the following:

“(a) Subject to Section 3.3 and Section 3.6, the aggregate number of Shares which may be issued under this Plan shall be 4,249,933 (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 3.6. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).”

2.

Section 3.6. Section 3.6 of the 2022 OIP is hereby deleted and replaced in its entirety with the following:

“Section 3.6 Maximum Number of Incentive Stock Options. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 4,249,933 shares (the “ISO Limit”).”

3.	This Second Amendment shall be and, as of the Second Amendment Date, is hereby incorporated in and forms a part of the 2022 OIP.

4.	Except as expressly provided herein, all terms and conditions of the 2022 OIP shall remain in full force and effect.

B-1

180 LIFE SCIENCES CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – Friday, February 16, 2024 AT 9 A.M. PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of 180 Life Sciences Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Special meeting of Stockholders and Proxy Statement of the Company, each dated on or around December [●], 2023, and hereby appoints James N. Woody, M.D., Ph.D. and Ozan Pamir (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, a special meeting of Stockholders of the Company, to be held virtually on Friday, February 16, 2024, at 9 a.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/ATNF (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ATNF
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF 180 LIFE SCIENCES CORP	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR EACH OF THE PROPOSALS.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	AGAINST	ABSTAIN

Proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-four and one-for-forty, inclusive, with the exact ratio to be set at a whole number to be determined by our board of directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to February 16, 2025 (the “Reverse Split Proposal”).

			☐	☐	☐ ☐	CONTROL ID: REQUEST ID:
Proposal 2		à	FOR	AGAINST	ABSTAIN
	Approval of the adoption of the Second Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN

Approval of the issuance of shares of our common stock, $0.0001 par value per share, in excess of 19.99% of the issued and outstanding shares of our common stock, upon the exercise of pre-funded warrants to purchase up to 4,886,878 shares of common stock, with an exercise price of $0.0001 per share; and warrants to purchase up to 18,128,196 shares of common stock, with an exercise price of $0.17 per share, at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”).

			☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN

Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve The Reverse Split Proposal or Nasdaq Proposal.

			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” Proposals One, Two, Three and Four, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 202_

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)